U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) June 28, 2011

                         Commission File No. 333.136247


                           DOMARK INTERNATIONAL, INC.
        (Exact name of small business issuer as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                                   20-4647578
                        (IRS Employer Identification No.)

                        254 S Ronald Reagan Blvd, Ste 134
                             Longwood, Florida 32750
                    (Address of principal executive offices)

                                  877-700-7369
                           (Issuer's telephone number)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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As used in this report,the terms "we", "us", "our", "our company" "Domark" refer to Domark International, Inc., a Nevada corporation.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS

On June 28, 2011, the Company engaged Peter Bonell as Chief Operating Officer with an effective start date of July 15, 2011.

As President of Performance Golf marketing Alliance, PGmA, Mr. Bonell developed partnerships with some of the premier names in the industry. From Golf Digest's "Tee it up with Tiger" to the Golf World Invitational, Golf Channel's "Big Break VII" and CBS TV "Rules of the Game," Peter motivated his team encompassing revenue management, marketing, sales, catering & convention services to "think outside the box" to produce results. Leveraging partnerships with the IMG.PGA, LPGA, Champions Tour, Nike Golf, Calloway Golf and industry leaders like Golf Digest, The PGA, The Golf Channel, ESPN, MLB, NBA, GMC, PEPSI COLA, NETJETS and ROLEX. He has held the position of Vice President of Sales and Marketing at luxury destinations like; the Broadmoor, Hershey Resorts, Colonial Williamsburg Resorts, Pointe Resorts and Mohegan Sun. Bonell was instrumental in the origin of many event based iniatives including; Ginn Resorts Rock Concert Series, Colorado Christmas, Hershey's a "Christmas Carol", MSL Wildcats Soccer, Chocolate Jazz series, "Cigar Aficionados" Supper Club, WBA Middle Weight Championship, WTA Tennis World Championship, Mel Gibson's "The Patriot" @ Colonial Williamsburg, US/UK Revolutionary Golf Classic hosted by Prime Minister Tony Blair and President Bill Clinton and The WNBA All-star game. Mr. Bonell's Prominent Golf Host Affiliations include the LPGA US Open, Texas Open, LPGA Ginn Open, Virginia State Open, PGA Ginn Sur Mer, Pennsylvania State Open, Champions Tour Ginn Classic, Nike Hershey Open, Champions Tour Ace Classic, and the USGA Amateur Championship. Mr. Bonell is a Certified Meeting Professional / Certified Hospitality Marketing Executive, holds a BS and an MBA in Marketing from Mercy College and is a recipient of HSMAI's "Top 25 Hospitality Minds".

Further information can be found in future filings of the Company with the Securities and Exchange Commission.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     DOMARK INTERNATIONAL, INC.


Date: June 28, 2011                  By: /s/ R. Thomas Kidd
                                        ----------------------------------------
                                        R. Thomas Kidd
                                        Chief Executive Officer

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